PRUDENTIAL INVESTMENT PORTFOLIOS 3

Prudential Real Assets Fund

Supplement dated October 21, 2013 to the

Prospectus dated April 30, 2013

This supplement amends the Fund’s Prospectus dated April 30, 2013 and is in addition to any existing supplement to the Fund’s Prospectus.

The following is added to the section of the Prospectus entitled “How to Buy Shares” “Understanding the Price You’ll Pay”:

Each business day, the Fund’s current net asset value per share is made available at www.prudentialfunds.com (select “Real Assets Fund” from the drop-down menu, then click on the “Prices & Performance” tab and then click on “Prices & Yields”).

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

LR509